                                                                    EXHIBIT 10.1

                                MERGER AGREEMENT


THIS MERGER AGREEMENT (the "Agreement") is entered into on March 25, 2002, between ALL AMERICAN ACQUISITION ASSOCIATES, INC., a Florida corporation ("AAAA"), SAFE TECHNOLOGIES INTERNATIONAL, INC., a Delaware corporation ("Safe Tech") and CONNECT.AD OF SOUTH FLORIDA, INC., a Florida corporation ("Subsidiary") which is currently a wholly owned subsidiary of Safe Tech.

The Boards of Directors of Subsidiary and AAAA believe that the merger of AAAA with and into Subsidiary would be advantageous and beneficial and in the best interests of AAAA and Subsidiary and their respective shareholders.

It is the intention of the parties hereto that: (i) AAAA shall be merged with and into Subsidiary (the "Merger"), (ii) effective as of Closing, each outstanding share of the common stock of AAAA will be converted into shares of common stock of the Subsidiary (the "Merger Stock") such that after the Merger the present shareholders of AAAA will own 92% of the outstanding stock of the merged entity, and the present shareholders of Subsidiary will own 8% of the outstanding stock of the merged entity; (iii) the issuance of the Merger Stock will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), or under applicable state securities laws, pursuant to exemptions from such registration; and (iv) the Merger shall qualify as a tax-free reorganization under Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended (the "Code").

THEREFORE, in consideration of the mutual covenants and agreements set forth herein and intending to be legally bound, the parties hereto agree as follows:

1.       RECITALS AND DEFINITIONS.

                  (a) The foregoing RECITALS are true and correct, and are incorporated herein and made a part hereof.

                  (b) For purposes of this Agreement, the terms set forth below shall have the following meanings:

         AAAA FINANCIAL STATEMENTS means the unaudited Balance Sheet of AAAA on March 25, 2002.

         SUBSIDIARY FINANCIAL STATEMENTS means the unaudited financial statements of Subsidiary as of and for the periods ended December 31, 2001 and March 31, 2002. In addition, Subsidiary will supply as soon as practical after Closing audited financial statements of Subsidiary as of and for the period ended December 31, 2001.

         CLOSING means the consummation of the transaction of events set forth in Section 11 hereof.

         CLOSING DATE means the day on which the Closing is held as set forth in
         Section 7 hereof and the time that Articles of Merger are filed in accordance with the laws of the State of Delaware.

         MERGER means the merger of AAAA with and into Subsidiary which will result in the conversion of each outstanding share of the common stock of AAAA into shares of the Merger Stock.

2.       THE MERGER.

         (a) Subsidiary and AAAA agree that on the Closing Date AAAA shall be merged with and into Subsidiary, which shall be the surviving corporation. Pursuant to the Merger, each share of common stock of AAAA issued and outstanding immediately prior to the Closing shall, without any action on the part of the holder thereof, be converted into shares of common stock of the Subsidiary (the "Merger Stock") such that the converted shares of AAAA after the Merger total 460,000,000, representing 92% of the outstanding stock of the Subsidiary after the Merger. No other consideration shall be payable to the AAAA stockholders in connection with the Merger. The issuance of the Merger Stock will not be registered pursuant to the Securities Act or applicable state securities laws, but will be issued in reliance upon exemptions from such registration.

         (b) From and after the Closing, the Articles of Incorporation and Bylaws of Subsidiary as in effect immediately prior to the Closing shall be the Articles of Incorporation and Bylaws of the surviving corporation, until further amended.

3. REPRESENTATIONS AND WARRANTIES OF SUBSIDIARY AND SAFE TECH. As a material inducement to AAAA to enter into this Agreement and consummate the transactions contemplated hereby, Subsidiary and Safe Tech make the following representations and warranties to AAAA. The representations and warranties are true and correct in all material respects at this date, and will be true and correct in all material respects on the Closing Date as though made on and as of such date.

         (a) DUE ORGANIZATION. Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida. Subsidiary has the corporate power to own its property and to carry on its business as now presently conducted. Subsidiary is qualified to do business and in good standing in each state where the properties owned, leased or operated, or the business conducted, by it require such qualification.

         (b) CAPITALIZATION. The authorized capitalization of Subsidiary consists of 100 shares of $1.00 par value common stock of which 100 shares are currently issued and outstanding. All issued and outstanding shares are duly authorized, validly issued, fully paid and non-assessable, and have been issued in compliance with applicable federal and state securities laws and regulations. Except for the foregoing, there are no outstanding or presently authorized securities, warrants, preemptive rights, subscription rights or options to issue any of Subsidiary's securities. Prior to Closing, Subsidiary shall amend its Articles of Incorporation to authorize 999,000,000 shares of common stock, $.001 par value, and will complete a 400,000 to 1 stock split.

         (c) SHARES OF MERGER STOCK; NATURE OF TRANSACTIONS. The Merger Stock will be validly and legally issued, free and clear of all liens, encumbrances, transfer fees and preemptive rights, and will be fully paid and non-assessable. When consummated, the transactions provided in this Agreement, including the issuance and delivery of the Merger Stock, will constitute a tax-free reorganization under Section 368(a)(1)(A) of the Code and will be in compliance with all applicable State and Federal Securities laws.

         (d) SUBSIDIARY FINANCIAL STATEMENTS. Schedule 3(d) contains the Subsidiary Financial Statements. The Subsidiary Financial Statements and financial information contained therein present fairly the financial condition of Subsidiary for the periods covered (subject, in the case of unaudited statements, to normal year-end audit adjustments which will not be material to Subsidiary, taken as a whole, in amount or effect). The Subsidiary Financial Statements have been prepared in accordance with generally accepted accounting principles, consistently applied. The books and records of Subsidiary, financial and other, are in all material respects complete and correct and have been maintained in accordance with good business and accounting practices. Prior to closing, any amounts shown in the Subsidiary Financial Statements as receivables from connect.ad, Inc., or connect.ad Services, Inc., will be written off.

         (e) UNDISCLOSED LIABILITIES. Subsidiary does not have any liabilities or obligations of any nature, fixed or contingent, matured or unmatured, that are not shown or otherwise provided for in the Subsidiary Financial Statements, except for liabilities and obligations arising subsequent to the date of the Subsidiary Financial Statements in the ordinary course of business, none of which individually or in the aggregate will be materially adverse to the business or financial condition of Subsidiary. There are no material loss contingencies (as such term is used in Statement of Financial Accounting Standards No. 5 of the Financial Accounting Standards Board) of Subsidiary that are not be adequately provided for in the Subsidiary Financial Statements.

         (f) MATERIAL ADVERSE CHANGE. Since the date of the most recent Subsidiary Financial Statements, the business of Subsidiary has been operated in the ordinary course and there has not been:

                  (i) Any material adverse change in the business, condition (financial or otherwise), results of operations, prospects, properties, assets, liabilities, earnings or net worth of Subsidiary for such period or at any time during such period.

                  (ii) Any material damage, destruction or loss (whether or not covered by insurance) affecting Subsidiary or its assets, properties or businesses.

                  (iii) Any declaration, setting aside or payment of any dividend or other distribution in respect of any shares of the capital stock of Subsidiary, or any direct or indirect redemption, purchase or other acquisition of any such stock or any agreement to do so, other than the formation and spin off of The Second Subsidiary Group, Inc., to the stockholders of Subsidiary.

                  (iv) Any issuance or sale by Subsidiary, or agreement by Subsidiary to sell or pledge any of its securities, except as set forth in this Agrement. No irrevocable proxies been given with respect to any securities of Subsidiary.

                  (v) Any statute, rule, regulation or order adopted by any governmental body, agency or authority (including orders of regulatory authorities with jurisdiction over Subsidiary) that materially and adversely affects Subsidiary or its business or financial condition.

                  (vi) Any material increase in the rate of compensation or in bonus or commission payments payable or to become payable to any of the salaried employees of Subsidiary; provided, however, that this subsection shall not restrict or limit Subsidiary in any way from hiring additional personnel who are required for their operations.

                  (vii) Any other events or conditions of any character that may reasonably be expected to have a materially adverse effect on Subsidiary or its business or financial condition.

         (g) LITIGATION. There are no actions, suits, claims, investigations or legal, administrative or arbitration proceedings pending or, to the knowledge of Subsidiary, threatened against Subsidiary, whether at law or in equity, or before or by any federal, state, municipal, local, foreign or other governmental department, commission, board, bureau, agency or instrumentality, nor does Subsidiary know of any basis for any such action, suit, claim, investigation or proceeding.

         (h) COMPLIANCE: GOVERNMENTAL AUTHORIZATIONS. Subsidiary has complied in all material respects with all federal, state, local or foreign laws, ordinances, regulations and orders applicable to its business, including without limitation, federal and state securities, banking collection and consumer protection laws and regulations that, if not complied with, would materially and adversely affect its businesses. Subsidiary has all federal, state, local and foreign governmental licenses and permits necessary for the conduct of its business. Such licenses and permits are in full force and effect. Subsidiary knows of no violations of any such licenses or permits. No proceedings are pending or threatened to revoke or limit the use of such licenses or permits.

         (i) TAX MATTERS. Subsidiary has, or at the time of the Closing hereunder will have, filed all federal, state and local tax or related returns and reports due or required to be filed, which reports will accurately reflect in all material respects the amount of taxes due. Subsidiary has paid all amounts or taxes or assessments that would be delinquent if not paid as of the date of this Agreement, and will have paid such required amounts as of the Closing Date. There are no tax liens with respect to any properties owned by Subsidiary.

         (j) DUE AUTHORIZATION. This Agreement has been duly authorized, executed and delivered by Subsidiary and constitutes a valid and binding agreement of Subsidiary enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, moratorium, and other similar laws relating to, limiting or affecting the enforcement of creditors rights generally or by the application of equitable principles. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, nor compliance with any of the provisions hereof, will violate any order, writ, injunction or decree of any court or governmental authority, or violate or conflict with in any material respect or constitute a default under (or give rise to any right of termination, cancellation or acceleration under) any provisions of Subsidiary's Articles of Incorporation or Bylaws, the terms or conditions or provisions of any note, bond, lease, mortgage, obligation, agreement, understanding, arrangement or restriction of any kind to which Subsidiary is a party or by which Subsidiary or its properties may be bound, or violates any statute, law, rule or regulation applicable to Subsidiary. No consent or approval by any governmental authority is required in connection with the execution and delivery by Subsidiary of this Agreement or the consummation of the transactions contemplated hereby.

         (k) FULL DISCLOSURE. Subsidiary has not, and will not have at the Closing Date, withheld disclosure of any events, conditions, and facts of which it may have knowledge and that may materially and adversely affect the business or prospects of Subsidiary.

         (l) BROKERAGE FEES. Subsidiary has not incurred, and will not incur, any liability for brokerage or finder's fees or similar charges in connection with this Agreement.

         (m) NO APPROVALS REQUIRED. No approval, authorization, consent, order or other action of, or filing with, any person, firm or corporation or any court, administrative agency or other governmental authority is required in connection with the execution and delivery by Subsidiary of this Agreement or the consummation of the transactions described herein

4. REPRESENTATIONS AND WARRANTIES OF AAAA. AAAA, as a material inducement to Subsidiary to enter into this Agreement and consummate the transactions contemplated hereby, makes the following representations and warranties to Subsidiary and to Safe Tech, which representations and warranties are true and correct in all material respects at this date, and will be true and correct in all material respects on the Closing Date as though made on and as of such date.

         (a) DUE ORGANIZATION. AAAA is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida. AAAA has the corporate power to own its property and to carry on its business as now presently conducted.

         (b) CAPITALIZATION. The authorized capital stock of AAAA consists of 100.000,000 shares of Common Stock, of which 999 shares will be outstanding as of the Closing Date. All of the outstanding shares of Common Stock have been validly issued and are fully paid and non-assessable.

         (c) AAAA FINANCIAL STATEMENTS. Schedule 4(c) contains the AAAA Financial Statements. The AAAA Financial Statements and financial information contained therein present fairly the financial condition of AAAA for the periods covered (subject, in the case of unaudited statements, to normal year-end audit adjustments which will not be material to AAAA, taken as a whole, in amount or effect). The AAAA Financial Statements have been prepared in accordance with generally accepted accounting principles, consistently applied. The books and records of AAAA, financial and other, are in all material respects complete and correct and have been maintained in accordance with good business and accounting practices.

         (d) UNDISCLOSED LIABILITIES. AAAA does not have any liabilities or obligations of any nature, fixed or contingent, matured or unmatured, that are not shown or otherwise provided for in the AAAA Financial Statements, except for liabilities and obligations arising subsequent to the date of the AAAA Financial Statements in the ordinary course of business, none of which individually or in the aggregate will be materially adverse to the business or financial condition of AAAA. There are no material loss contingencies (as such term is used in Statement of Financial Accounting Standards No. 5 of the Financial Accounting Standards Board) of AAAA that are not be adequately provided for in the AAAA Financial Statements.

         (e) MATERIAL ADVERSE CHANGE. Since the date of the most recent AAAA Financial Statements, the business of AAAA has been operated in the ordinary course and there has not been:

                  (i) Any material adverse change in the business, condition (financial or otherwise), results of operations, prospects, properties, assets, liabilities, earnings or net worth of AAAA for such period or at any time during such period.

                  (ii) Any material damage, destruction or loss (whether or not covered by insurance) affecting AAAA or its assets, properties or businesses.

                  (iii) Any statute, rule, regulation or order adopted by any governmental body, agency or authority (including orders of regulatory authorities with jurisdiction over AAAA) that materially and adversely affects AAAA or its business or financial condition.

                  (iv) Any material increase in the rate of compensation or in bonus or commission payments payable or to become payable to any of the salaried employees of AAAA; provided, however, that this subsection shall not restrict or limit AAAA in any way from hiring additional personnel who are required for their operations.

                  (v) Any other events or conditions of any character that may reasonably be expected to have a materially adverse effect on AAAA or its business or financial condition.

         (f) LITIGATION. There are no actions, suits, claims, investigations or legal, administrative or arbitration proceedings pending or, to the knowledge of AAAA, threatened against AAAA, whether at law or in equity, or before or by any federal, state, municipal, local, foreign or other governmental department, commission, board, bureau, agency or instrumentality, nor does AAAA know of any basis for any such action, suit, claim, investigation or proceeding.

         (g) COMPLIANCE: GOVERNMENTAL AUTHORIZATIONS. AAAA has complied in all material respects with all federal, state, local or foreign laws, ordinances, regulations and orders applicable to its business, including without limitation, federal and state securities, banking collection and consumer protection laws and regulations that, if not complied with, would materially and adversely affect its businesses. AAAA has all federal, state, local and foreign governmental licenses and permits necessary for the conduct of its business. Such licenses and permits are in full force and effect. AAAA knows of no violations of any such licenses or permits. No proceedings are pending or threatened to revoke or limit the use of such licenses or permits.

         (h) TAX MATTERS. AAAA has, or at the time of the Closing hereunder will have, filed all federal, state and local tax or related returns and reports due or required to be filed, which reports will accurately reflect in all material respects the amount of taxes due. AAAA has paid all amounts or taxes or assessments that would be delinquent if not paid as of the date of this Agreement, and will have paid such required amounts as of the Closing Date. There are no tax liens with respect to any properties owned by AAAA.

         (i) DUE AUTHORIZATION. This Agreement has been duly authorized, executed and delivered by AAAA and constitutes a valid and binding agreement of AAAA enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, moratorium, and other similar laws relating to, limiting or affecting the enforcement of creditors rights generally or by the application of equitable principles. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, nor compliance with any of the provisions hereof, will violate any order, writ, injunction or decree of any court or governmental authority, or violate or conflict with in any material respect or constitute a default under (or give rise to any right of termination, cancellation or acceleration under) any provisions of AAAA's Articles of Incorporation or Bylaws, the terms or conditions or provisions of any note, bond, lease, mortgage, obligation, agreement, understanding, arrangement or restriction of any kind to which AAAA is a party or by which AAAA or its properties may be bound, or violates any statute, law, rule or regulation applicable to AAAA. No consent or approval by any governmental authority is required in connection with the execution and delivery by AAAA of this Agreement or the consummation of the transactions contemplated hereby.

         (j) FULL DISCLOSURE. AAAA has not, and will not have at the Closing Date, withheld disclosure of any events, conditions, and facts of which it may have knowledge and that may materially and adversely affect the business or prospects of AAAA.

         (k) BROKERAGE FEES. AAAA has not incurred, and will not incur, any liability for brokerage or finder's fees or similar charges in connection with this Agreement.

         (l) NO APPROVALS REQUIRED. No approval, authorization, consent, order or other action of, or filing with, any person, firm or corporation or any court, administrative agency or other governmental authority is required in connection with the execution and delivery by AAAA of this Agreement or the consummation of the transactions described herein other than any approvals which will have been, or will be prior to Closing, obtained.

5. COVENANTS AND RELATED AGREEMENTS. The parties covenant and agree as follows:

         (a) CONDUCT OF BUSINESS. From the date hereof through the date of the Closing, Subsidiary and AAAA shall conduct their respective businesses in the ordinary course and in material compliance with all requirements of law to which they are subject, and shall keep their respective business and properties substantially intact. Subsidiary and AAAA shall promptly notify each other of any lawsuit, claims, proceedings or investigations which after the date hereof are threatened or commenced against it or against any officer, director, employee, affiliate or consultant of it, with respect to the transactions contemplated hereby or which reasonably could be expected to have a material adverse effect. Neither AAAA nor Subsidiary shall issue, commit to issue, redeem or purchase, or amend the terms of, any of its capital stock after the date hereof. AAAA and Subsidiary undertake and agree to take no action which would cause the Merger to fail to qualify as a reorganization within the meaning of
Section 368(a)(1)(A) of the Code, and agree that they will file no tax returns or otherwise take a position inconsistent with such tax treatment.

         (b) SHAREHOLDER APPROVAL. At the earliest practicable date following the date hereof, AAAA shall obtain its shareholders' approval adopting this Agreement and approving the Merger.

         (c) ESTABLISHMENT OF PUBLIC TRADING MARKET. Within not more than 120 days of Closing, new management of the merged entity will prepare and file, at their expense,and such Registration Statements and related filings as may be necessary to establish a public trading market for the merged entity's common stock.

         (d) SPIN OFF TO SAFE TECH SHAREHOLDERS. Prior to the time a trading market is established for the common stock of the Subsidiary, Safe Tech will take such actions as necessary to distribute to its shareholders, pro rata, shares of the common stock of Subsidiary equal to 3% of the outstanding stock of the Subsidiary after the Merger. The SFAD shareholders will be required to pay the cost of issuance if they wish to receive physical delivery of their share certificates. In order to preserve an orderly market for the Subsidiary's stock, when a trading market is established, any shares in excess of 18,000 distributed to a SFAD shareholder will be restricted such that they cannot be sold prior to one year from the date of issuance. In order to enforce this restriction, the certificates so restricted shall bear a legend substantially as follows:

         The shares represented by this certificate have been issued pursuant to the terms and conditions of a Merger Agreement between the Company and All American Acquisitions Association, Inc., and cannot be sold or otherwise transferred until one year from the date of issuance without the prior written consent of the Company.

         (e) LOCK UP AND LEAK OUT AGREEMENT. Each of the Shareholders of AAAA hereby agree that they will make no sales, transfers, pledges, hypothecations, or other dispositions of the merged entity's stock received by them in the Merger or upon distribution of the merged entity's stock from Safe Tech to its shareholders, for a period of one year after the date the merged entity's stock is first trading in a public market. Safe Tech hereby agrees that it will limit its sales of the merged entity's stock to $250,000 of net proceeds until one year after the date the merged entity's stock is first trading in a public market, unless prior written consent for additional sales is received from the merged entity or its designee. Any such sales made by Safe Tech will require a duplicate confirmation of sale to be delivered to the merged entity or its designee.

         (f) REFERRAL FEE TO SAFE TECH. In consideration of its referral of the Subsidiary for merger, AAAA will deliver to Safe Tech at Closing a promissory note in the amount of $100,000. The Note shall only be payable, in full, 90 days after a trading market first exists for the merged entity's stock, and shall be personally guaranteed by Warren Gilbert.

6. DUE DILIGENCE AND TERMINATION. Subsidiary and AAAA each shall be entitled to conduct, and all of the parties agree to cooperate in the conduct of, such due diligence as Subsidiary or AAAA may wish to conduct prior to and on the Closing Date to verify the truth, accuracy and completeness of representations and warranties of the other parties to this Agreement.

7. CLOSING DATE. Both parties will diligently and continuously pursue the actions required to close the Merger as soon as possible, but in no event later than March 31, 2002 (the "Closing Date"). The Closing Date may be extended only by mutual written consent of all parties to this Agreement.

8. CONDITIONS PRECEDENT TO OBLIGATIONS OF AAAA. All obligations of AAAA under this Agreement are subject to the fulfillment, prior to or on the Closing Date (unless otherwise stated herein), of each of the following conditions, any one or all of which may be waived by AAAA:

         (a) The shareholders of AAAA shall have approved the execution of this Agreement and the Merger thereby.

         (b) The representations and warranties made by Subsidiary contained in this Agreement or in any certificate or document delivered to AAAA pursuant to the provisions hereof at the Closing shall be true in all material respects at and as of the time of the Closing as though such representations and warranties were made at and as of such time.

         (c) Subsidiary shall have performed and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing.

         (d) Any Due Diligence Examination by AAAA prior to the Closing Date shall not have resulted in the discovery of any materially adverse information(the existence of materially adverse information shall be detrermined in the sole discretion of AAAA) concerning the business, condition (financial or otherwise), results of operations, prospects, properties, assets, liabilities, earnings or net worth of Subsidiary.

9. CONDITIONS PRECEDENT TO OBLIGATIONS OF SUBSIDIARY. All obligations of Subsidiary under this Agreement are subject to the fulfillment, prior to or on the Closing Date, of each of the following conditions, any one or all of which may be waived in writing by Subsidiary:

         (a) The shareholders of AAAA shall have approved the execution of this Agreement and the Merger thereby.

         (b) The representations and warranties made by AAAA contained in this Agreement or in any certificate or document delivered to Subsidiary pursuant to the provisions hereof at the Closing shall be true in all material respects at and as of the time of the Closing as though such representations and warranties were made at and as of such time.

         (c) AAAA shall have performed and complied in all material respects with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing.

         (d) Any Due Diligence Examination by Subsidiary prior to the Closing Date shall not have resulted in the discovery of any materially adverse information concerning the business, condition (financial or otherwise), results of operations, prospects, properties, assets, liabilities, earnings or net worth of AAAA.

10. NATURE OF REPRESENTATIONS AND WARRANTIES. All of the parties hereto are executing and carrying out the provisions of this Agreement in reliance on the representations, warranties, covenants and agreements contained in this Agreement or at the Closing of the transactions herein provided for, and any investigation that they might have made or any other representations, warranties, covenants, agreements, promises or information, written or oral, made by the other party or parties or any other person shall not be deemed a waiver of any breach of any such representation, warranty, covenant or agreement.

11. CLOSING. At the Closing, the following transactions shall occur, all of such transactions being deemed to occur simultaneously:

         (a) AAAA will deliver, or cause to be delivered, to Subsidiary the following:

                  (i) All corporate records of AAAA, including without limitation corporate minute books (which shall contain copies of the Articles of Incorporation and Bylaws, as amended to the Closing Date), stock books, stock transfer books, corporate seals, and such other corporate books and records as may reasonably be requested by Subsidiary and its counsel.

                  (ii) A Certificate of Status from the Secretary of State of Florida, dated within 30 days of the Closing Date, to the effect that AAAA is in active status under the laws of the State fo Florida.

                  (iii) Copies of resolutions of the Board of Directors and Shareholders of AAAA authorizing the transactions contemplated under this Agreement.

                  (iv) Such documents as may be needed to accomplish the Merger under the corporate laws of the State of Florida.

                  (v) Such other instruments, documents and certificates, if any, as are required to be delivered pursuant to the provisions of this Agreement or that may be reasonably requested in furtherance of the provisions of this Agreement.

         (b) Subsidiary will deliver or cause to be delivered to AAAA:

                  (i) Stock issuance instructions to Subsidiary's transfer agent for the conversion of AAAA common stock to Subsidiary Common Stock, within five business days after the Closing Date.

                  (ii) A Certificate of Status for Subsidiary from the Secretary of State of Florida, dated within 30 days of the Closing Date, to the effect that such corporation is in active status under the laws of Florida.

                  (iii) Copies of resolutions of the Board of Directors of Subsidiary authorizing the transactions contemplated under this Agreement.

                  (iv) Such documents as may be needed to accomplish the Merger under the corporate laws of the State of Florida.

                  (v) Resignations of all directors of Subsidiary, except for one director designated by Subsidiary to remain on the Board of Directors, election by the remaining director of replacement directors, as designated by AAAA, to serve until the next election of directors by the shareholders of the merged entity, and the resignations of all officers of Subsidiary, except for any officers which the new Board of Directors may wish to retain.

                  (vi) Such other instruments, documents and certificates, if any, as are required to be delivered pursuant to the provisions of this Agreement, or that may be reasonably requested in furtherance of the provisions of this Agreement.

12. MISCELLANEOUS.

         (a) FURTHER ASSURANCES. At any time, and from time to time, after the Closing, each party will execute such additional instruments and take such further action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

         (b) TIME. Time is of the essence.

         (c) SURVIVAL OF REPRESENTATIONS. All covenants and agreements made herein shall survive the Closing through all applicable statutes of limitation. All covenants and agreements by or on behalf of the parties hereto that are contained or incorporated in this Agreement shall bind and inure to the benefit of the successors and assigns of all parties hereto.

         (d) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof. It supersedes all prior negotiations, letters and understandings relating to the subject matter hereof.

         (e) AMENDMENT. This Agreement may not be amended, supplemented or modified in whole or in part except by an instrument in writing signed by the party or parties against whom enforcement of any such amendment, supplement or modification is sought.

         (f) CHOICE OF LAW. This Agreement shall be interpreted, construed and enforced in accordance with the laws of the State of Florida.

         (g) HEADINGS. The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this agreement.

         (h) CONSTRUCTION. The parties hereto and their respective legal counsel participated in the preparation of this Agreement; therefore, this Agreement shall be construed neither against nor in favor of any of the parties hereto, but rather in accordance with the fair meaning thereof.

         (i) EFFECT OF WAIVER. The failure of any party at any time or times to require performance of any provision of this Agreement will in no manner affect the right to enforce the same. The waiver by any party of any breach of any provision of this Agreement will not be construed to be a waiver by any such party of any succeeding breach of that provision or a waiver by such party of any breach of any other provision.

         (j) SEVERABILITY. The invalidity, illegality or unenforceability of any provision or provisions of this Agreement will not affect any other provision of this Agreement, which will remain in full force and effect, nor will the invalidity, illegality or unenforceability of a portion of any provision of this Agreement affect the balance of such provision. In the event that any one or more of the provisions contained in this Agreement or any portion thereof shall for any reason be held to be invalid, illegal or unenforceable in any respect, this Agreement shall be reformed, construed and enforced as if such invalid, illegal or unenforceable provision had never been contained herein.

         (k) ENFORCEMENT. Should it become necessary for any party to institute legal action to enforce the terms and conditions of this Agreement, the successful party will be awarded reasonable attorneys' fees at all trial and appellate levels, expenses and costs. The parties hereto acknowledge and agree that any party's remedy at law for a breach or threatened breach of any of the provisions of this Agreement would be inadequate and such breach or threatened breach shall be per se deemed as causing irreparable harm to such party. Therefore, in the event of such breach or threatened breach, the parties hereto agree that, in addition to any available remedy at law, including but not limited to monetary damages, an aggrieved party shall be entitled to obtain equitable relief in the form of specific enforcement, temporary restraining order, temporary or permanent injunction, or any other equitable remedy that may then be available to the aggrieved party.

         (l) BINDING NATURE. This Agreement will be binding upon and will inure to the benefit of any successor or successors of the parties hereto.

         (m) NO THIRD-PARTY BENEFICIARIES. No person shall be deemed to possess any third-party beneficiary right pursuant to this Agreement. It is the intent of the parties hereto that no direct benefit to any third party is intended or implied by the execution of this Agreement.

         (n) PRESS RELEASES AND ANNOUNCEMENTS; PROHIBITION AGAINST TRADING IN SAFE TECH STOCK. Upon execution of this Agreement, Safe Tech will prepare, submit to AAAA for review, and issue a press release or announcement relating to the subject matter of this Agreement. AAAA and its principals acknowledge that the United States Securities Laws prohibit any person who has received material non-public information concerning the matters which are the subject matter of this Agreement from purchasing or selling the securities of Safe Tech, or from communicating such information to any person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell securities of Safe Tech, until the information has become publicly available. Accordingly, AAAA and its principals agree that they will not purchase or sell any securities of Safe Tech, or communicate such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell securities of Safe Tech, until no earlier than 72 hours following the dissemination of a Current Report by Safe Tech on Form 8-K to the SEC announcing the proposed Merger pursuant to this Agreement.

         (o) COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

         (p) EXECUTION BY FAX. This Agreement may be executed and accepted by facsimile signature and any such signature shall be of the same force and effect as an original signature.

IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.


                                       SAFE TECHNOLOGIES INTERNATIONAL, INC.


                                       By: /s/ MICHAEL POSNER
                                           -------------------------------------
                                           Michael Posner, President


                                       CONNECT.AD OF SOUTH FLORIDA, INC.


                                       By: /s/ MICHAEL BHATHENA
                                           -------------------------------------
                                           Michael Bhathena, President


                                       ALL AMERICAN ACQUISITION ASSOCIATES, INC.


                                       By: /s/ WARREN GILBERT
                                           -------------------------------------
                                           Warren Gilbert, President


The following shareholders of AAAA hereby join in this Agreement for the purposes of agreeing to the provisions of Section 5 hereof.


SAFE FUNDING, INC.


By: /s/ LOUIS MOSKOWITZ
    ----------------------------------
    Louis Moskowitz, President


NEW AMSTERDAM INVESTMENT TRUST


By: /s/ WARREN GILBERT
    ----------------------------------
    Warren Gilbert, Financial Advisor
    and Authorized Signatory

List of Schedules:

Schedule 3(d) -- Subsidiary Financial Statements
Schedule 4(c) -- AAAA Financial Statements